SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
     (Amendment No. ____)

Filed by the Registrant                           X
Filed by a Party other than the Registrant

Check the appropriate box:
     Preliminary Proxy Statement
     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
X    Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

Lexington Convertible Securities Fund
     (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

x     No fee required.

      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
and 0-11.
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     3)   Per unit price or other underlying value of transaction
computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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Exchange Act Rule 0-11(a)(2)
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                       LEXINGTON CONVERTIBLE SECURITIES FUND
                              Park 80 West/Plaza Two
                         Saddle Brook, New Jersey 07663

                                                          March 24, 1999


Dear Fellow Shareholder:

     You are invited to attend a Special Meeting of Shareholders of Lexington Convertible Securities Fund ("your Fund") to be held at the offices of your Fund, Park 80 West/Plaza Two, Saddle Brook, New Jersey 07663, on April 26, 1999 at 3:00 p.m. Eastern Time.

     At this meeting, you will be asked to approve a proposal that would permit your Fund's portfolio manager, Ariston Capital Management Corporation, to assume full management responsibility for Fund operations. The proposal would achieve this by transferring all of the assets of your Fund through a tax-free reorganization (the "Reorganization") into a newly-organized fund called the Ariston Convertible Securities Fund (the "New Fund"), that is sponsored and managed solely by Ariston Capital Management Corporation.

     The New Fund will be substantially identical to your Fund in its philosophy, investment objective and policies and day-to-day portfolio management. In addition, upon approval and completion of the Reorganization, the number of shares you own will not change and the New Fund's net asset value per share will be the same as your Fund's net asset value per share on that date.

     The Board of Trustees of your Fund has given full and careful consideration to the proposed Reorganization and has concluded that this proposal is in the best interests of shareholders. The
Reorganization of your Fund is anticipated to provide the Fund's shareholders:

* Assumption by Ariston of full Fund management responsibility
* Retention of your Fund's core portfolio strategies
* Reduction in annual Fund operating expenses
* Neither you nor your Fund will be liable for any federal income tax as a result of the Reorganization.

The enclosed proxy statement describes the proposal in greater detail.

     We welcome your attendance at the Special Meeting. If you are unable to attend, please sign, date and return the enclosed proxy card promptly in order to spare additional proxy solicitation expenses.

                                        Sincerely,

                                        ________________________
                                        Richard B. Russell
                                        President



                      LEXINGTON CONVERTIBLE SECURITIES FUND

                             Park 80 West/Plaza Two
                        Saddle Brook, New Jersey 07663
                                 1-800-526-0056

                  Notice of Special Meeting of Shareholders
                           to be held April 26, 1999

          A Special Meeting of Shareholders of the Lexington
Convertible Securities Fund (your "Fund") will be held on April 26, 1999. The Meeting will be held at the offices of your Fund, Park 80 West/Plaza Two, Saddle Brook, New Jersey. At the Meeting, we will ask shareholders to vote on:

1. approving or disapproving an Agreement and Plan of Reorganization and Liquidation (the "Plan") and the transactions contemplated in the Plan to reorganize your Fund into Ariston Convertible Securities Fund (the "New Fund"), a newly-created series of AmeriPrime Funds and to subsequently dissolve your Fund.

2.   any other business properly brought before the meeting.

     Any shareholder who owned shares of your Fund on March 19, 1999 (the "Record Date") will receive notice of the Meeting and will be entitled to vote at the Meeting or any adjournment of the Meeting. Please read the full text of the Proxy Statement for a complete understanding of our proposal.

Dated:  March 24, 1999

                    By Order of the Board of Trustees,

                                   Lisa Curcio
                                   Secretary

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed proxy. If you are unable to attend the Meeting, please mark, sign, date, and return the enclosed proxy by mail or by fax so that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States.

                     LEXINGTON CONVERTIBLE SECURITIES FUND

                            Park 80 West/Plaza Two
                        Saddle Brook, New Jersey 07663
                               1-800-526-0056

                      Special Meeting of Shareholders
                                 to be held

                               April 26, 1999


General Information

     The Board of Trustees of Lexington Convertible Securities Fund, a Massachusetts business trust ("your Fund") has sent you this Proxy Statement to ask you to vote on a proposal affecting your Fund. Your Fund will hold a Special Meeting of Shareholders on April 26, 1999 at 3:00 p.m., Eastern Time, at its offices located at Park 80 West/Plaza Two, Saddle Brook, New Jersey 07663 in order to consider the proposal described below.

At the Special Meeting, you will be asked to approve or disapprove an Agreement and Plan of Reorganization and Liquidation, and to consider any other business that comes before the Special Meeting. We describe this Reorganization proposal below.

The Board of Trustees has fixed the close of business on March 19, 1999 as the record date to determine the shareholders who are entitled to notice of the Special Meeting and to vote their shares. Shareholders are entitled to cast one vote for each full share, and a fractional vote for each fractional share held. We are first mailing this Proxy Statement, Notice of Meeting and Proxy Card on or about March 26, 1999.

AmeriPrime Funds and your Fund are both required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site that contains information about your Fund and the AmeriPrime Funds. Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's New York Regional Office, Seven World Trade Center, New York, NY 10048. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.



                                    Proposal 1
                          Approval or Disapproval of the
              Agreement and Plan of Reorganization and Liquidation


Introduction

The purpose of this proposal is to reorganize your Fund into the Ariston Convertible Securities Fund (the "New Fund"). Your Fund's investment objective would not change and your Fund's investment policies would be substantially identical to the New Fund. Your portfolio manager would not change. The amount of fees and expenses that the New Fund pays would be less than what your Fund currently pays. Neither you nor your Fund would be liable for federal income tax solely as a result of the Reorganization.

The Proposed Reorganization

     Your Fund is currently the only portfolio of Lexington Convertible Securities Fund. Lexington Management Corporation ("Lexington"), the investment adviser of your Fund, and Ariston Capital Management Corporation ("Ariston"), the sub-adviser to your Fund, have proposed to reorganize your Fund to make it a part of AmeriPrime Funds (the "Trust"). The Trust consists of 14 distinct investment portfolios currently offering shares to the public.

     In order to accomplish this Reorganization, you are being asked to approve an Agreement and Plan of Reorganization and Liquidation (the "Plan"). In this Proxy Statement, we refer to the transactions contemplated in the Plan as the "Reorganization." Significant provisions of the Plan are summarized below; however this is just a summary. The Plan, a copy of which is attached as Exhibit A to this Proxy Statement and should be read, contains all of the details.

     If shareholders approve the Plan, your Fund would reorganize and become a separate portfolio of the Trust. The Reorganization would occur approximately on April 30, 1999.

Among other things, the Plan provides that,

* On the Reorganization date, your Fund would transfer all its assets and liabilities to the New Fund, a newly-created portfolio of the Trust.
* In exchange, the New Fund would issue to your Fund shares of beneficial interest of the New Fund. Your Fund would then distribute to you the same number of shares of the New Fund that you own of your Fund as of the Reorganization date.
* You would then become a shareholder of the New Fund.
* Your Fund would then dissolve.

You should know the following about the proposed Reorganization:

* The New Fund was created to continue the operations of your Fund.
It does not currently operate, and will begin operations only when the Reorganization occurs.
* The New Fund has the same investment objective and substantially identical investment policies as your Fund.
* The New Fund will be advised by your Fund's Sub-Adviser and will have the same portfolio manager.
* You will not pay any commissions or fees as part of the Reorganization.
* Neither you nor your Fund will be liable for any federal income tax as a result of the Reorganization.
* The amount of fees and expenses that you pay as a shareholder of the New Fund will be lower than the amount you currently pay as a shareholder of your Fund.

Why We Are Asking You to Approve the Reorganization

     Lexington and Ariston believe that reorganizing your Fund as part of the Trust will benefit shareholders. Your Fund currently operates as a separate entity and is responsible for all of the expenses of operating a business trust, including legal and general administrative costs. Due to its relatively small size, your Fund's expenses (as a percentage of assets) have been relatively high. The New Fund's management agreement with Ariston will require that Ariston pay most of the New Fund's operating expenses. Some fund expenses, like the fees and expenses of the Trustees, will remain a New Fund expense, but will be lower than your Fund's. The table below compares the New Fund's estimated expenses with your Fund's expenses for the year ended December 31, 1998. Total New Fund annual expenses will not exceed 2.25% of average net assets.

Annual Fund Operating Expenses
(as a percentage of average net assets)       Your Fund       New Fund
Management Fees                                1.00%            2.12%
12b-1 Fees                                      .10%            0.10%
Other Expenses                                 1.22%            0.03%1

Total Fund Operating Expenses                  2.32%            2.25%

1 Ariston estimates that 12b-1 expenses, which may not exceed 0.25% annually, will be 0.10% of the New Fund's net assets.

In addition to the benefits of the new expense structure, Lexington and Ariston believe that your Fund (with its focus on convertible securities) has not, from a marketing and distribution perspective, fit well within the "Lexington family of funds." As part of the AmeriPrime Funds, it is anticipated that the New Fund will grow in assets, thereby allowing more efficient management of the New Fund's portfolio.

Considerations by the Board of Trustees

     On March 2, 1999, the Board of Trustees of your Fund approved the Plan. The Board of Trustees concluded that the Reorganization would not result in any dilution of interests of shareholders and would be in the best interests of shareholders.

In approving the Plan, the Board of Trustees relied upon representations of Lexington concerning the operation of your Fund and the New Fund. The Board of Trustees considered a number of factors, including:

* New Fund has the same investment objective and substantially identical investment policies as your Fund.
* New Fund has the same portfolio manager and the portfolio will be managed in the same way as your Fund's portfolio.
* You will not pay any commissions or fees as part of the Reorganization.
* Neither you nor your Fund will be liable for any federal income tax as a result of the Reorganization.
* The amount of fees and expenses that you pay as a shareholder of the New Fund will be lower than the amount you currently pay as a shareholder of your Fund.

The Trustees also discussed the likelihood of your Fund growing if it were not reorganized, and considered the benefits to shareholder if the New Fund grows in assets.

Information About the Trust and your Fund

     Your Fund is a Massachusetts business trust. The Trust is an Ohio business trust. Shareholders of your Fund and the Trust have similar rights. Information about shareholder rights of the New Fund are described below under "Information about AmeriPrime Funds" on page

     The investment objective of both your Fund and the New Fund is total return. Unlike your Fund, the New Fund's objective is not a "fundamental policy" and therefore could be changed without shareholder approval. Many of the New Fund's policies are identical to your Fund's and Ariston intends to manage the New Fund's portfolio in the same way it has managed your Fund's portfolio. For example, both funds invest primarily in securities convertible into common stock, and both may invest without limitation in lower rated debt securities.

Some of the New Fund's policies are the same as your Fund's but are not fundamental and could be changed by the Trustees without shareholder approval. This includes the New Fund's policies on illiquid securities, warrants, short sales and purchases made on "margin." For example, neither Fund can invest more than 10% of its assets in illiquid securities, but the New Fund could change this
policy without shareholder approval.   By keeping certain investment
policies non-fundamental, Ariston has greater flexibility to respond to changing markets.

The Investment Adviser and Sub-adviser

     Lexington is your Fund's investment adviser. Ariston Capital Management Corporation, 40 Lake Bellevue Drive, Suite 220, Bellevue, Washington 98005, is your Fund's sub-adviser and has provided day-to-day portfolio management since your Fund's inception. Richard
B. Russell, the controlling shareholder of Ariston, is the President and Chief Executive Officer of Ariston and the President of your Fund.

     Currently, Lexington is entitled to receive an investment management fee computed daily and payable monthly at an annual rate of 1.0% or your Fund's average daily net assets, and Lexington pays Ariston a sub-advisory fee computed daily and payable monthly at an annual rate of 0.75% of your Fund's average daily net assets up to $7 million and 0.50% of such assets equal to and in excess of $7 million. As of March 1, 1999, your Fund had total net assets of approximately $ 8.8 million.

In addition to Lexington's advisory fee, your Fund pays all of its own operating expenses and 12b-1 fees. For the year ended December 31, 1998, your Fund paid total expenses of 2.32%.

     If shareholders approve the Reorganization, Ariston will enter into a new Management Agreement with the Trust on behalf of New Fund. The Management Agreement will provide that Ariston will be entitled to receive a management fee, computed daily and payable monthly, equal to 2.25% of the New Fund's average daily net assets, less the amount of the New Fund's 12b-1 expenses and trustee fees and expenses. This means that absent any extraordinary expenses, your Fund's total annual expenses will equal 2.25% of average daily net assets.

     Unlike most other mutual funds, Ariston will pay most of the New Fund's operating expenses, including transfer agency, pricing, custodial, auditing and legal services. The New Fund will only pay 12b-1 fees, brokerage, taxes, borrowing costs, fees and expenses of
trustees and extraordinary expenses.   If the proposed fee structure
had been in effect in 1998, your Fund's expenses would have been 2.25%, not 2.32%.

     If you approve Proposal 1, you will be ratifying the new Management Agreement between Ariston and the Trust. Significant provisions of the Management Agreement are summarized above; however this is just a summary. The Management Agreement, a copy of which is attached as Exhibit B to this Proxy Statement and should be read, contains all of the details.

Distribution Plan

     Your Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Under the Distribution Plan, your Fund may pay distribution fees, including payments to the distributor, Lexington Funds Distributor, Inc., for services principally intended to result in the sale of shares, and to compensate third parties for providing similar services. Payments may also be made for advertising and promotional expenses. Your Fund pays an annual distribution fee, calculated daily and paid monthly, of up to 0.25% of your Fund's average daily net assets. For the year ended December 31, 1998, your Fund's distribution expenses equaled 0.10% of average daily net assets.

     The New Fund's Distribution Plan is substantially similar to your Fund's current Distribution Plan. Ariston estimates that distribution expenses for the first fiscal year of the New Fund will not exceed 0.10% of the New Fund's average daily net assets. The New Fund's total expenses will not increase or decrease as distribution expenses vary because the New Fund's management fee is reduced by the amount of the New Fund's distribution expenses.

     If you approve Proposal 1, you will be ratifying the New Fund's Distribution Plan. Significant provisions of the Distribution Plan are summarized above; however this is only a summary. The Distribution Plan, a copy of which is attached as Exhibit C to this Proxy Statement and should be read, contains all of the details.

Federal Income Tax Liability

     Neither you nor your Fund will be liable for federal income taxes solely as a result of the Reorganization. Your Fund will receive an opinion of counsel concerning federal income taxes. This opinion, of course, is not binding on the IRS or any court and does not preclude the IRS from adopting a contrary position. You should consult your own tax adviser concerning the potential tax consequences of the Reorganization, including any applicable state and local income tax consequences.

Recommendation of the Board of Trustees

     For the reasons stated above, in particular because, at current asset levels, the shareholders of your Fund will benefit from lower total expenses if the Reorganization is approved, the Board of Trustees of your Fund unanimously approved the proposed
Reorganization.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE PLAN.


Other Information

     General information about proxy voting. The Board of Trustees of your Fund is soliciting your proxy to vote on the matters described in this proxy statement. We expect to solicit proxies primarily by mail, but representatives of Lexington or its affiliates, Ariston or others may communicate with you by mail or by telephone or other electronic means to discuss your vote. We will ask broker-dealers and other institutions that hold shares for the benefit of their customers to send the proxy materials to the beneficial owners and to obtain authorization to vote on their behalf.
You may vote directly over the telephone by calling (800) 526-0056 between 9:00 am and 5:00 pm, Eastern Time. You may also fax your ballot to (201) 845-3534 or return it by mail.
     Only shareholders of record of your Fund at the close of business on the record date, March 19, 1999, may vote at the special meeting. As of the record date, your Fund had 574,246 shares issued and outstanding, each share being entitled to one vote.

As of March 19, 1999, the record date, the Trustees and officers of your Fund, as a group, owned 5.21% of the outstanding shares of your Fund. As of March 19, 1999, the Trustees and officers of your Fund beneficially owned shares of your Fund as described below:

     Richard B. Russell, President and Trustee, 4.82%
     Allen H. Stowe, Trustee, 0.39%

To the best of the knowledge of your Fund, the following shareholders beneficially owned 5% or more of the outstanding shares of your Fund as of March 19, 1999: Joseph B. Mohr, 2157 Lapaz Way, Palm Springs, CA 92264, 11.63%; State Street Bank and Trust IRA A/C Louis Baroh, 555 116th Ave., N.E., Bellevue, Washington 98004, 10.43%.

You may cast one vote for each proposal for each whole share that you own of your Fund. We count your fractional shares as fractional votes. If we receive your proxy before the special meeting date, we will vote your shares as you instruct the proxies. If you sign and return your proxy, but do not specify instructions, we will vote your shares in favor of each proposal. You may revoke your proxy at any time before the special meeting if you notify us in writing, or if you attend the special meeting in person and vote in person.

If a broker or nominee returns a proxy indicating that it did not receive voting instructions from the beneficial owner, or if the beneficial owner marked an abstention, we will count those shares when we determine if a quorum is present, but those proxies, in effect, will count as a vote "against".

If shareholders do not approve the Reorganization, then the Reorganization will not proceed, and the Board of Trustees will consider other alternatives. your Fund would continue operating as an investment company and would not dissolve.

Quorum and adjournments. Your Fund requires that a quorum at the special meeting be present, in person or by proxy, to conduct the Special Meeting. A simple majority of all of the shares outstanding on the record date will be a quorum. If a quorum is not present at the special meeting, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies. An affirmative vote of a majority of the shares of your Fund present at the Special Meeting may adjourn the Special Meeting without further notice, until your Fund obtains a quorum. In the event a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. If this should occur, we will vote proxies for or against a motion to adjourn in the same proportion to the votes received in favor or against the proposal.

Required Vote. Approval of the proposed Reorganization requires the affirmative vote of not less than two-thirds of all the outstanding shares of your Fund. Lexington is unaware of any federal or state regulatory requirement or approval that must be complied with or obtained in connection with the Reorganization.

Other Business. The Board of Trustees of your Fund knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the named proxies intend to vote on other matters according to their best judgment unless you have instructed the proxies to the contrary.

Future Shareholder Proposals. Your Fund is not required to hold annual meetings, unless required to do so by law. If you have a proposal you wish to be considered by shareholders, send your proposal to your Fund at Park 80 West/Plaza Two, Saddle Brook, New Jersey 07663. We must receive your proposal in sufficient time before the next meeting of shareholders for it to be included. We do not guarantee that we will be able to include any proposal in a proxy statement.

Financial Statements. KPMG Peat Marwick LLP, independent auditors of your Fund, has audited the financial statements included in the Statement of Additional Information for the year ended December 31, 1998. Your Fund's most recent annual and semiannual reports to shareholders are available at no cost. To request a report, please call us toll-free at 1-800-526-0056 or write to us at Park 80 West/Plaza Two, Saddle Brook, New Jersey 07663. Representatives of KPMG Peat Marwick LLP are not expected to be present at the Special Meeting.

Information About AmeriPrime Funds

The New Fund is a separate series of AmeriPrime Funds (the "Trust"), 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092. The Trust's telephone number is 800-298-1995. The Trust is a business trust established under Ohio law. The operations of the Trust are governed by a Declaration of Trust dated August 8, 1995, as amended. Shareholders of the Trust have rights that are similar to the rights of your Fund's shareholders under its Declaration of Trust and applicable Massachusetts Law. You should be aware of the following features of the Trust:
* Shares of each class of the Trust participate equally in dividends and other distributions attributable to that class, including any distributions in the event of a liquidation.
* Each share of each portfolio of the Trust is entitled to one vote for all purposes.
* Shares of all portfolios of the Trust vote for the election of Trustees and on any other matter that affects each portfolio of the Trust in substantially the same manner, except as otherwise required by law.
* As to matters that affect each portfolio differently, such as approval of an investment advisory or management agreement, shares of each portfolio vote as separate portfolios.
* Ohio law does not require registered investment companies, such as the Trust or its portfolios, to hold annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.

* Any Trustee of the Trust may be removed by a vote of two-thirds of the outstanding shares of the Trust.
* The Trust indemnifies Trustees and officers to the fullest extent permitted under federal and Ohio law.

There are some differences between Ohio trust law and Massachusetts trust law. For example, under Ohio law shareholders of a business trust are not liable for the obligations of the New Fund. Under Massachusetts law shareholders of a business trust could, under certain circumstances, be personally liable for the obligations of your Fund. There are also difference in shareholder rights, as determined by each Fund's Declaration of Trust. For example:
* A shareholder meeting of your Fund may be called upon the written request of 10% of the shareholders. The New Fund requires a written request of 25% of the shareholders to call a shareholder meeting.
* One-third of the outstanding shares present at a shareholder meeting constitutes a quorum for your Fund. A majority of the outstanding shares entitled to vote constitutes a quorum for the New Fund
* If shareholder approval is required to fill a vacancy on the Board of Trustees, your Fund requires a vote of a majority of the shareholders, while the New Fund requires a plurality.
* Your Fund requires that two-thirds of the shareholders approve a merger or sale of assets. The New Fund requires that only a majority of the shareholders approve a merger or sale of assets.
* Your Fund requires a vote of two-thirds of the shareholders to terminate the Trust. The New Fund may be terminated by a majority vote of the Trustees, subject to the approval of a majority of the shareholders.
* As a shareholder of your Fund, you are entitled to object to the Reorganization. Upon written notice to your Fund, we must pay you the fair value of your shares in cash. Because your Fund is a mutual fund, management believes that the fair value of the shares is net asset value. The net asset value per share of your Fund is determined each day the New York Stock Exchange is open for business. You can receive the net asset value for the shares you own simply by redeeming those shares rather than going through any formal objection procedures. If you choose to redeem, it is important that you follow the redemption procedures outlined in the current prospectus for your Fund. The New Fund has no similar objection procedure, but like your Fund, shares are redeemable at net asset value.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID
UNNECESSARY EXPENSE AND DELAY.  NO POSTAGE IS NECESSARY.

                         By Order of the Board of Trustees,



                         Lisa Curcio
                         Secretary






[Logo]






















IMPORTANT NOTICE: Please take a moment now to vote your shares. You may vote directly over the phone by calling 800-526-0056 -The Trust Representatives are available from 9:00 a.m. to 5:00 p.m. eastern time. You may also fax your ballot to 201-845-3534 or return it in the enclosed postage paid envelope. Thank you for your prompt action.



LEXINGTON CONVERTIBLE
SECURITIES FUND

SPECIAL MEETING OF SHAREHOLDERS SCHEDULED
TO BE HELD ON APRIL 26, 1999

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF Lexington Convertible Securities Fund (the "Fund") for use at a Special Meeting of Shareholders to be held at the offices of your Fund, Park 80 West/Plaza Two, Saddle Brook, New Jersey 07663, on April 26, 1999, at 3:00 p.m., eastern time. The undersigned hereby appoints Richard Lavery and Enrique Faust, and each of them with full power of substitution, as Proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of your Fund that are held of record by the undersigned on the record date for the Special Meeting upon the matter enumerated below.

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED AS TO ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS
PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee, or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
Lexington Convertible Securities Fund








Vote On Proposals
For    Against    Abstain


1. To approve the Agreement and Plan of Reorganization and Liquidation as is more fully described in the accompanying Proxy Statement together with the transactions contemplated thereby.

2. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.















Signature [PLEASE SIGN WITHIN BOX]    Date
                             Signature (Joint Owners)
Date




                                    Exhibit A

                      AGREEMENT AND PLAN OF REORGANIZATION
                                 AND LIQUIDATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (the "Agreement") is made as of the 24th day of March, 1999, by and among Lexington Convertible Securities Fund, a Massachusetts business trust (the "Acquired Portfolio"), and AmeriPrime Funds, an Ohio business trust (the "Trust"), for itself and on behalf of its newly created investment portfolio the Ariston Convertible Securities Fund (the "Acquiring Portfolio").

     In accordance with the terms and conditions set forth in this Agreement, the parties desire that all or substantially all of the assets of the Acquired Portfolio be transferred to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio ("Acquiring Portfolio Shares") and the assumption by the Acquiring Portfolio of the Liabilities (as defined in paragraph 1.3) of the Acquired Portfolio, and that such Acquiring Portfolio Shares be distributed pro rata by the Acquired Portfolio to its shareholders of record in complete liquidation of the Acquired Portfolio immediately following the "Closing" as defined in this Agreement and in complete cancellation of its shares.

     In consideration of the premises and of the covenants and agreements herein contained, the parties hereto agree as follows:

1.  Reorganization of the Acquired Portfolio and Subsequent
Liquidation

     1.1 Subject to the terms and conditions of, and based on the representations and warranties contained in this Agreement, on the Closing Date, as described in paragraph 3.1, the Acquired Portfolio shall assign, deliver and otherwise transfer its assets as described in paragraph 1.2 (the "Acquired Portfolio Assets") to the Acquiring Portfolio, free and clear of all liens and encumbrances, and the Acquiring Portfolio shall, as consideration therefor, (i) deliver to the Acquired Portfolio the number of Acquiring Portfolio Shares equal to the aggregate number and value of shares (including fractional shares) of the Acquired Portfolio then outstanding ("Acquired Portfolio Shares"), all computed in the manner and as of the time and date set forth in paragraph 2.2, and (ii) assume all of the Acquired Portfolio's Liabilities, if any.

     1.2 With respect to the Acquired Portfolio, the Acquired Portfolio Assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by the Acquired Portfolio, and any deferred or prepaid expenses shown as an asset on the Acquired Portfolio's books on the Closing Date, as defined in paragraph 3.1, and any claims and rights of action and rights to registered shares under applicable securities laws.

     At least fifteen (15) days prior to the Closing Date, the Acquired Portfolio will provide the Acquiring Portfolio with (i) a list of the Portfolio Assets and (ii) a list of the Acquired Portfolio's known Liabilities, and the Acquiring Portfolio will provide the Acquired Portfolio with a copy of the investment objective, policies and restrictions applicable to it. The Acquired Portfolio reserves the right to sell any of the securities or other assets shown on the list of the Acquired Portfolio's Assets prior to the Closing Date provided such transactions are executed in the ordinary course of business and in accordance with the Acquired Portfolio's investment objective, policies and restrictions.

1.3 Liabilities include all liabilities and obligations whether absolute or contingent, known or unknown, accrued or not accrued, arising in the ordinary course of business, excluding the reporting and other obligations described in paragraph 1.6.

     1.4 Upon the Acquired Portfolio's consummation of the transaction described in paragraph 1.1, the Acquired Portfolio will distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1 to its shareholders of record determined as of the close of business on the Valuation Date ("Participating Shareholders of Record"). The distribution will be made by opening accounts on the books of the Acquiring Fund in the names of the Participating Shareholders of Record and crediting to each account the number of Acquiring Fund Shares equal in number and value to the Acquired Portfolio Shares owned of record by the Participating Shareholder of Record as of the Closing Date. Fractional shares will be carried to the third decimal place. In exchange for Acquiring Portfolio Shares distributed, all issued and outstanding shares of the Acquired Portfolio will be canceled simultaneously therewith on the Acquired Portfolio's books; any outstanding share certificates representing interests in the Acquired Portfolio thereafter will represent the right to receive such number of Acquiring Portfolio Shares after the Closing as determined in accordance with paragraph 1.1.

     1.5 The transactions described in paragraphs 1.1 and 1.4 above as they relate to the Acquired Portfolio and the Acquiring Portfolio are collectively referred to as the "Reorganization." It is intended by the parties hereto that the Reorganization constitute a reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The parties hereto hereby adopt this Agreement as a "plan of reorganization" within the meaning of Treasury regulation sections 1.368-2(g) and 1.368-3(a).

     1.6 As soon as reasonably practicable after the Closing (as defined in paragraph 3.1) of the Reorganization of the Acquired Portfolio, the Acquired Portfolio will take all necessary steps under and subject to its By-laws and Massachusetts law to effect a termination of the Acquired Portfolio, to terminate the qualification, classification and registration of the Acquired Portfolio at all appropriate federal and state agencies. All reporting and other obligations of the Acquired Portfolio shall remain the exclusive responsibility of the Acquired Portfolio up to and including the date on which the Acquired Portfolio is terminated and deregistered, subject to any reporting or other obligations described in paragraph 4.10.

2.  Valuation

     2.1 With respect to the Acquired Portfolio, the value of the Acquired Portfolio Assets shall be the value of such assets computed as of the close of business on the date of the Closing (such time and date being referred to as the "Valuation Date"), using the valuation procedures set forth in the Acquired Portfolio's then-current Prospectus and Statement of Additional Information.

     2.2 The net asset value of each share of beneficial interest of the Acquiring Portfolio shall be its net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Acquiring Portfolio's then-current Prospectus and Statement of Additional Information.

     2.3 All computations of value contemplated by this Article 2 shall be made by the Acquiring Portfolio's fund accountant (Unified Funds Services, Inc.). The Acquiring Portfolio shall cause its fund accountant to deliver a copy of its valuation report to the Acquired Portfolio and to the Trust at the Closing.

3.  Closing and Closing Date

     3.1 The closing for the Reorganization ("Closing") shall occur on April 30, 1999, or on such other date as may be mutually agreed upon by the parties to such Reorganization (the "Closing Date"). The Closing shall be held at the offices of the Trust or at any other location mutually agreeable to the parties hereto. All transactions taking place at the Closing shall be deemed to take place simultaneously as of the close of business, generally 4:00 p.m. Eastern time, on the Closing Date unless otherwise provided.

     3.2 The custodian of the Acquiring Portfolio (the "Custodian") shall be given access to the portfolio securities held by the Acquired Portfolio for the purpose of examination no later than five (5) business days prior to the Valuation Date. The Acquired Portfolio's securities (together with any cash or other assets) shall be delivered by the Acquired Portfolio to the Custodian for the account of the Acquiring Portfolio on the Closing Date, in accordance with applicable custody provisions under the Investment Company Act of 1940, as amended ("1940 Act"), and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The portfolio securities shall be accompanied by any necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. The cash delivered shall be in any such form as is reasonably directed by the Acquiring Portfolio. Custodian for the Acquired Portfolio shall deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that (a) the Acquired Portfolio's portfolio securities, cash and any other assets have been transferred in proper form to the Custodian on the Closing Date and
(b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

     3.3 Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Trust or the Acquired Portfolio, accurate appraisal of the value of the net assets of the Acquiring Portfolio or Acquired Portfolio is impracticable, the Valuation Date for the Reorganization shall be postponed until the first business day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored and the Closing Date shall be postponed to the Valuation Date as so postponed.

     3.4 The Acquired Portfolio shall deliver at the Closing: (a) a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of all Participating Shareholders of Record and the number and percentage ownership of outstanding shares of the Acquired Portfolio owned by each such shareholder, all as of the Valuation Date, and (b) such other documentation relating to such shareholders as is reasonably requested. The Acquiring Portfolio shall issue and deliver to such Secretary a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date or shall provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents of transfer, assignment or conveyance as such other party or its counsel may reasonably request.

4. Covenants with Respect to the Acquiring Portfolio and the Acquired
Portfolio

     4.1 The Acquired Portfolio will call a special meeting of shareholders (the "Meeting") for the purposes of (i) considering the approval of this Agreement and the transaction contemplated by this Agreement by the shareholders of the Acquired Portfolio; and (ii) considering such other business as may properly come before such Meeting.

     4.2  The Acquired Portfolio covenants that the Acquiring
Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in connection with the Reorganization contemplated by this Agreement.

     4.3 The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the shares of the Acquired Portfolio.

     4.4 Subject to the provisions hereof, the Trust, on its own behalf and on behalf of the Acquiring Portfolio, and the Acquired Portfolio will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein, including the obtaining of any required regulatory approvals.

     4.5 The Acquired Portfolio shall furnish to the Acquiring Portfolio within 5 days after the Closing Date, a final statement of the Acquired Portfolio's assets and liabilities as of the Closing Date, which statement shall be certified by the Acquired Portfolio as being determined in accordance with generally accepted accounting principles consistently applied or in accordance with another mutually agreed upon standard.

     4.6 The Trust has prepared and filed, or will prepare and file, with the Securities and Exchange Commission (the "SEC") a registration statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), registering the Acquiring Fund shares (the "Registration Statement"). The Acquired Portfolio shall file on
Schedule 14A a proxy statement, form of proxy and materials related thereto with respect to the Acquired Portfolio to be reorganized into the newly created Acquiring Portfolio. The Acquired Portfolio has provided or will provide the Trust with such information and documents relating to such Acquired Portfolio as are requested by the Trust and as are reasonably necessary for the preparation of the Registration Statement and Proxy Statement, and information relating to the notice of meeting and form of proxy, other information needed for the Registration Statement and any other proxy solicitation materials to be used in connection with the Meeting (collectively, the "Proxy Materials"). The Trust will use all reasonable efforts to have the Registration Statement become effective under the 1933 Act as soon as practicable, and will take all actions, if any, required by law to qualify the Acquiring Portfolio Shares to be issued in the Reorganization under the laws of the states in which such qualification is required.

     4.7 The Acquired Portfolio: (a) as soon after the Closing Date as is reasonably practicable, shall prepare and file all federal and other tax returns and reports of the Acquired Portfolio as may be required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall submit for payment to the Acquiring Portfolio the amount of any federal and other taxes, if any, shown as due thereon which were not paid on or before the Closing Date and shall reflect on the unaudited statement of assets and liabilities of the Acquired Portfolio referred to in paragraphs 1.3 and 4.5 all federal and other taxes, if any, that remain unpaid as of the Closing Date.

     4.8 With respect to the Acquiring Portfolio, the Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary and as it may deem appropriate in order to consummate the Reorganization, as contemplated herein. The Trust agrees to use all reasonable efforts to operate the Acquiring Portfolio substantially in accordance with its then current Prospectus and Statement of Additional Information, including qualifying as a regulated investment company under Subchapter M of the Code through the Closing Date and for at least one (1) year thereafter, although the Acquiring Portfolio may merge or consolidate during such one-year period with an investment company with investment objectives, policies and restrictions and other characteristics comparable to those of the Acquiring Portfolio.

     4.9 If the Acquired Portfolio consummates the Reorganization, then the Acquired Portfolio will file with the SEC as soon as reasonably practicable thereafter an application for deregistration under the 1940 Act and will seek to obtain an order declaring that the Acquired Portfolio has ceased to be an investment company under the 1940 Act, and will file any final regulatory reports, including, but not limited to, any Form N-SAR and Rule 24f-2 filings, and also will take all other steps as are necessary and proper to effect the termination of the Acquired Portfolio in accordance with the laws of the State of Massachusetts and other applicable requirements. Any reporting or other responsibility of the Acquired Portfolio is and shall remain the responsibility of the Acquired Portfolio up to and including the date on which the Acquired Portfolio is terminated and deregistered.

     4.10 With respect to the Acquired Portfolio, the Acquiring Fund agrees to indemnify and hold harmless each trustee of the Acquired Portfolio at the time of execution of this Agreement, whether or not such person is or becomes a trustee of the Trust subsequent to the Closing Date of the Reorganization, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such trustee in connection with any claim that is asserted against such director arising out of such person's service as a trustee of the Acquired Portfolio, provided that such indemnification shall be limited to (and subject to the same exclusions as) the indemnification that is available to the trustees of the Trust pursuant to the provisions of the Trust's Declaration of Trust and applicable law.

     4.11 The Acquiring Portfolio and the Acquired Portfolio each will operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions.

     4.12 Each of the Acquired Portfolio and the Trust will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other may deem necessary or desirable in order to (a) vest in and confirm to the Acquiring Portfolio title to and possession of all the assets of the Acquired Portfolio to be sold, assigned, transferred and delivered to the Acquiring Portfolio pursuant to this Agreement,
(b) vest in and confirm to the Acquired Portfolio title to and possession of all the Acquiring Portfolio Shares to be transferred to the Acquired Portfolio pursuant to this Agreement, (c) assume all of the Acquired Portfolio's liabilities in accordance with this Agreement, and (d) otherwise to carry out the intent and purpose of this Agreement.

5.  Representations and Warranties

     5.1 The Trust, on behalf of itself and the Acquiring Portfolio, represents and warrants to the Acquired Portfolio, whose assets will be transferred to the Acquiring Portfolio, as follows:

          (a) The Trust is a business trust validly existing under the laws of the State of Ohio and is duly registered as an open-end, management investment company under the 1940 Act, and the Acquiring Portfolio is a validly existing series of shares of the Trust representing interests in the Acquiring Portfolio under the laws of the State of Ohio;

          (b) The Trust is not in violation of, and the execution, delivery and performance of this Agreement will not result in a violation of, Ohio law or any provision of the Trust's Declaration of Trust or By-Laws, each as amended to date, or result in a material breach or violation of, or constitute a material default under, any agreement or other undertaking to which the Trust or the Acquiring Portfolio is a party or by which any of them or their assets is bound;

          (c) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust and the Acquiring Portfolio (including the determinations required by Rule 17a-8(a) under the 1940 Act), and assuming this Agreement is enforceable against the Acquired Portfolio, this Agreement is a valid and binding obligation of the Trust and the Acquiring Portfolio enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights and to general equity principles;

          (d) Except as disclosed in writing to and accepted by the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Trust or the Acquiring Portfolio or any of their properties or assets, and the Trust knows of no facts that might form the basis for the institution of any such proceedings (other than routine inquiries and examinations), and neither the Trust nor the Acquiring Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

          (e) The Acquiring Portfolio Shares to be issued and delivered by the Trust to the Acquired Portfolio pursuant to the terms hereof will have been duly authorized as of the Closing Date and, when so issued and delivered, will be duly authorized and validly issued, fully paid and non-assessable, and have been or will be duly registered under the 1933 Act and qualified for sale under the laws of such states where such qualification is required;

          (f) Any written information furnished by the Trust to the Acquired Portfolio for use in the Proxy Materials does not contain and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

          (g) All federal and other tax returns and reports of the Acquiring Portfolio required by law to be filed on or before the Closing Date, if any, shall have been filed, and all federal and other taxes owed by the Acquiring Portfolio shall have been paid so far as due, and to the best of the Trust's knowledge, no such return is as of the date hereof under audit and no material assessment has been asserted with respect to any such return;

          (h) The Trust will provide to the Acquired Portfolio the Form N-1A registration statement(s) concerning the Acquiring Portfolio, which will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statements therein, in light of the circumstances under which such statements were made, not materially misleading;

          (i) There are no broker's or finder's fees payable on behalf of the Acquiring Portfolio in connection with the transactions provided herein; and

          (j) The Acquiring Portfolio has no plan or intention to sell or otherwise dispose of any of the Acquired Portfolio Assets transferred to the Acquiring Portfolio pursuant to the Reorganization, except for dispositions made in the ordinary course of its business as a regulated investment company under Subchapter M ("RIC"), and dispositions necessary to maintain its status as a RIC, and expects to retain substantially all of the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances reasonable suggest the desirability of change or it becomes necessary to make dispositions to maintain RIC status.

     5.2 The Acquired Portfolio represents and warrants to the Trust and to the Acquiring Portfolio that will receive the assets of the Acquired Portfolio, as follows:

          (a) The Acquired Portfolio is a business trust validly existing under the laws of the State of Massachusetts, and is duly registered as an open-end, management investment company under the 1940 Act;

          (b) The Acquired Portfolio is not in violation of, and the execution, delivery and performance of this Agreement will not result in a violation of, Massachusetts law or any provision of the Acquired Portfolio's Declaration of trust or By-Laws each as amended to date, or result in a material breach or violation of, or constitute a material default under, any agreement or other undertaking to which the Acquired Portfolio is a party or by which any of them or their assets are bound;

          (c) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Portfolio (including the determinations required by Rule 17a-8(a) under the 1940 Act), and assuming this Agreement is enforceable against the Trust, this Agreement is a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights and to general equity principles;

          (d) Except as otherwise disclosed in writing to and accepted by the Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Portfolio or any of their properties or assets, and the Acquired Portfolio knows of no facts that might form the basis for the institution of any such proceedings (other than routine inquiries and examinations), and the Acquired Portfolio is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

          (e) All of the Acquired Portfolio's issued and outstanding shares representing interests in the Acquired Portfolio are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable and all such shares will, at the time of the Closing, be held by the Participating Shareholders of Record as set forth on the books and records of the Acquired Portfolio's transfer agent (and in the amounts set forth therein) and as set forth in any list of Participating Shareholders of Record provided to the Trust pursuant to paragraph 3.4, and no Participating Shareholders of Record will have any preemptive rights to purchase any of such shares and the Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares (other than dividend reinvestment plans of the Acquired Portfolio or as set forth in this Agreement), nor are there outstanding any securities convertible into any shares of the Acquired Portfolio (except pursuant to exchange privileges described in the current Prospectus and Statement of Additional Information of the Acquired Portfolio);

          (f) All of the Acquired Portfolio's issued and outstanding shares representing interests in the Acquired Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws;

          (g) From the effective date of the Registration Statement through the time of the Meeting and the Closing Date, the Acquired Portfolio's Prospectus and Statement of Additional Information, and the Acquired Portfolio's Proxy Materials (exclusive of any written information furnished by the Trust for use in the Proxy Materials which fully and fairly discloses such information) (i) comply in all material respects with the applicable provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) do not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and time, any written information furnished by the Acquired Portfolio to the Trust for use in the Registration Statement does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

          (h) The Statement of Assets and Liabilities, Statements of Operations, Statement of Changes in Net Assets, Financial Highlights and Schedule of Investments of the Acquired Portfolio as of and for the Acquired Portfolio's most recent fiscal year, certified by Deloitte & Touche LLP and the unaudited Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Schedule of Investments for the Acquired Portfolio's most recently completed six month semi-annual fiscal period (copies of which have been or will be furnished to the Trust) fairly present, in all material respects, such Acquired Portfolio's financial condition as of such dates and its results of operations for such periods in accordance with generally accepted accounting principles consistently applied, and as of such dates there were no liabilities of the Acquired Portfolio (contingent or otherwise) known to the Acquired Portfolio that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

          (i) Since the date of the most recent audited financial statements, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, nor has the Acquired Portfolio incurred any indebtedness maturing more than one year from the date of such indebtedness, except as otherwise disclosed in writing to and accepted by the Trust prior to the Closing Date (for the purposes of this subparagraph (i), neither a decline in the Acquired Portfolio's net asset value per share nor a decrease in the Acquired Portfolio's size due to redemptions shall be deemed to constitute a material adverse change);

          (j) All federal and other tax returns and reports of the Acquired Portfolio and the Acquired Portfolio required by law to be filed on or before the Closing Date shall have been filed, and all federal and other taxes owed by the Acquired Portfolio or the Acquired Portfolio shall have been paid so far as due, and to the best of the Acquired Portfolio's knowledge, no such return is as of the date hereof under audit and no material assessment has been asserted with respect to any such return;

          (k) For each full and partial taxable year from its inception through the Closing Date, the Acquired Portfolio has qualified as a regulated investment company under Subchapter M of the Code and intends to so qualify for the current taxable year;

          (l) At the Closing Date, the Acquired Portfolio will have good and marketable title, through its custodian, to its Portfolio Assets and full right, power and authority to assign, deliver and otherwise transfer such Portfolio Assets hereunder, and upon delivery and payment for such Portfolio Assets as contemplated herein, the Acquiring Fund will acquire good and marketable title thereto, free of any liens or encumbrances, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

          (m) There are no broker's or finder's fees payable on behalf of the Acquired Portfolio in connection with the transactions provided for herein; and

          (n) The Acquired Portfolio has no material contracts or other commitments (except this Agreement) that will not be terminated on or prior to the Closing Date without any liability or penalty to the Acquired Portfolio or the Acquiring Portfolio.

6.  Conditions Precedent to Obligations of the Acquired Portfolio

     The obligations of the Acquired Portfolio to complete the Reorganization with respect to the Acquired Portfolio shall be subject, at the Acquired Portfolio's election (subject to the limitations of paragraph 11), to the performance by the Trust (and by the Acquiring Portfolio), of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the satisfaction of the following conditions with respect to the Trust (and the Acquiring Portfolio):

     6.1 All representations and warranties of the Trust contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.2 The Trust shall have delivered to the Acquired Portfolio at the Closing a certificate executed by one of its officers, dated as of the Closing Date, to the effect that the representations and warranties of the Trust made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquired Portfolio shall reasonably request.

     6.3 The Acquired Portfolio shall have received at the Closing an opinion of legal counsel to the Trust, dated as of the Closing Date, in form (including reasonable and customary qualifications and assumptions) reasonably satisfactory to the Acquired Portfolio, substantially to the effect that:

          (i) the Trust is a business trust validly existing under the laws of the State of Ohio and is duly registered as an open-end, management investment company under the 1940 Act, and the Acquiring Portfolio is a validly existing series of shares of the Trust representing interests in the Acquiring Portfolio under the laws of the State of Ohio; (ii) to such counsel's knowledge, the execution, delivery and performance of this Agreement will not result in a violation of the Trust's Declaration of Trust or By-Laws, each as amended to date; (iii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust and the Acquiring Portfolio, and this Agreement has been duly executed and delivered by the Trust and, assuming due authorization, execution and delivery of the Agreement by the Acquired Portfolio, is a valid and binding obligation of the Trust and the Acquiring Portfolio, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights or remedies and to general equity principles (regardless of whether considered at a proceeding in law or equity), equitable defenses or waivers and the discretion of the court before which any proceeding for specific performance, injunctive and other forms of equitable relief may be brought; and (iv) the Acquiring Portfolio Shares to be issued and delivered pursuant to the terms of this Agreement will have been duly authorized as of the Closing Date and, when so issued and delivered, will be validly issued, fully paid and non-assessable (except as disclosed in the Acquiring Portfolio's then current Prospectus and Statement of Additional Information).

          In rendering such opinion, legal counsel to the Trust may rely on certificates of officers or Trustees of the Trust, in each case reasonably acceptable to the Acquired Portfolio.

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions of the Acquiring Portfolio nor any increase in the rate of permissible investment advisory or other fees or charges payable by any Acquiring Portfolio or its shareholders to the Acquiring Portfolio's investment adviser, distributor and/or administrator from those fees and charges described in the Proxy Materials and there shall have been no change in any fee waiver or expense reimbursement undertakings described in the Proxy Materials.

     6.5 The Board of Trustees of the Trust, including a majority of its Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquiring Portfolio and that the interest of shareholders of the Acquiring Portfolio would not be diluted as a result of such transactions.

7.  Conditions Precedent to Obligations of the Trust

     The obligations of the Trust to complete the Reorganization with respect to the Acquiring Portfolio shall be subject, at the Trust's election (subject to the limitations of paragraph 11), to the performance by the Acquired Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the satisfaction of the following conditions with respect to the Acquired Portfolio:

     7.1 All representations and warranties of the Acquired Portfolio contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     7.2 The Acquired Portfolio shall have delivered, in accordance with Article 1 hereof, to the Trust on behalf of the Acquired Portfolio a Statement of Portfolio Assets and Liabilities of the Acquired Portfolio, together, if required by the Trust, with a list of such Acquired Portfolio's securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by an appropriate officer of the Acquired Portfolio.

     7.3 The Acquired Portfolio shall have delivered to the Trust at the Closing a certificate executed by one of its officers, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Portfolio made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Trust shall reasonably request.

     7.4 The Trust shall have received at the Closing an opinion of legal counsel to the Acquired Portfolio, dated as of the Closing Date, in form (including reasonable and customary qualifications and assumptions) reasonably satisfactory to the Trust, substantially to the effect that:

          (i) the Acquired Portfolio is a business trust duly organized and validly existing under the laws of the State of Massachusetts and is duly registered as an open-end, management investment company under the 1940 Act; (ii) to such counsel's knowledge, the execution, delivery and performance of this Agreement will not result in a violation of the Acquired Portfolio's Declaration of Trust or By-laws, each as amended to date; (iii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Portfolio, and this Agreement has been duly authorized and delivered by the Acquired Portfolio and, assuming due authorization, execution and delivery of the Agreement by the Trust, is a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights or remedies and to general equity principles (regardless of whether considered in a proceeding in law or equity), equitable defenses or waivers and the discretion of the court before which any proceeding for specific performance, injunctive and other forms of equitable relief may be brought; and
(iv) either (a) no Participating Shareholder of Record will have exerciseable rights of appraisal as a result of the transactions contemplated by this Agreement or (b) the description of such rights in the Proxy Materials does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading.

          In rendering such opinion, legal counsel to the Acquired Portfolio may rely on an opinion of Massachusetts counsel (with respect to matters of Massachusetts law) and on certificates of officers or Trustees of the Acquired Portfolio, in each case reasonably acceptable to the Trust.

     7.5 On the Closing Date, the Acquired Portfolio Assets of the Acquired Portfolio shall include no assets that the Acquiring
Portfolio, by reason of the Trust's Declaration of Trust, 1940 Act requirements or otherwise, may not legally acquire.

     7.6 The Board of Trustees of the Acquired Portfolio, including a majority of the Trustees who are not "interested persons" of the Acquired Portfolio (as defined by the 1940 Act) shall have determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of the Acquired Portfolio and that the interests of the shareholders in the Acquired Portfolio would not be diluted as a result of such transactions, and the Acquired Portfolio shall have delivered to the Trust at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

     7.7 Prior to the Valuation Date, the Acquired Portfolio shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Date, which together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any, for the taxable periods or years ending on or before the Closing (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable periods or years ending on or before the Closing Date.

8.  Further Conditions Precedent to Obligations of the Acquired
Portfolio and the Trust

     The obligations herein of the Acquired Portfolio, and of the Trust, with respect to the Acquiring Portfolio, to effect the Reorganization are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the shareholders of the Acquired Portfolio, and insofar as such transactions are to be consummated and require the approval of the shareholders of the Acquired Portfolio voting together as a single class, the requisite vote of the shareholders of the Acquired Portfolio, all in accordance with the applicable provisions of the Acquired Portfolio's Declaration of Trust and By-laws and the requirements of the 1940 Act, and evidence of such approval shall have been delivered to the Trust.

     8.2 No action, suit or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement as it relates to the Reorganization or any of the transactions related thereto.

     8.3 All consents of other parties and all other consents, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities, including "no-action" positions of or exemptive orders from such federal and state authorities, and those of the Office of the Comptroller of the Currency ("OCC") and the Department of Labor with respect to the Employee Retirement Income Security Act of 1974 ("ERISA") or the Internal Revenue Service with respect to the Code), deemed necessary by the Acquired Portfolio or the Trust to permit consummation, in all material respects, of the Reorganization and transactions related thereto shall have been obtained, except where failure to obtain any such consent, order or permit would not, in the reasonable opinion of the party asserting that the condition to closing has not been satisfied, involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio involved in the Reorganization.

     8.4 The Registration Statement on Form N-1A covering the continuous offering of shares of the Acquiring Portfolio shall have become and shall be effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Trust and the Acquired Portfolio, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Acquired Portfolio and the Trust shall receive an opinion of legal counsel of the Trust, dated the Closing Date of the Reorganization, with respect to the Acquired Portfolio and the Acquiring Portfolio, addressed to, and in form and substance satisfactory to, the Acquired Portfolio and the Trust, to the effect that the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code, and the Acquired Portfolio and the Acquiring Portfolio will each be a "party to a reorganization" within the meaning of section 368(b) of the Code. Each party agrees to make reasonable covenants and representations as to factual matters that are true and correct as of the Closing Date in connection with the rendering of such opinion.

     8.6 Prior to the closing, (i) the Trust shall have issued one Acquiring Fund Share to AmeriPrime Financial Securities, Inc. (Acquiring Fund's distributor), in consideration of the payment of $1.00, for the purpose of enabling AmeriPrime Financial Securities, Inc. to approve the management agreement, the distribution plan and to take such other actions as are necessary or desirable to consummate the Reorganization and (ii) after such vote, AmeriPrime Financial Securities, Inc. shall redeem the share so issued.

9.  Expenses

     The Acquired Portfolio and the Trust confirm their understanding that each party will be responsible for its own expenses in connection with the Reorganization.

10.  Entire Agreement; Survival of Provisions of this Agreement

     10.1 This Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated herein. The covenants contained in this agreement shall not survive the consummation of such transactions, except as otherwise provided herein.

11.  Termination

     11.1 With respect to the Acquired Portfolio and the Acquiring Portfolio, this Agreement may be terminated, and the Reorganization and any related transactions involving the Acquired Portfolio and Acquiring Portfolio contemplated hereby may be abandoned, at any time prior to the Closing:

          (a) by the mutual written consent of the Acquired Portfolio and the Trust;

          (b) by either the Acquired Portfolio or the Trust by written notice to the other, without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement) if
(i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed prior to the Applicable Closing Date, (ii) the other party materially breaches or shall have materially breached any of its representations, warranties or covenants contained herein, or (iii) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 Termination of this Agreement pursuant to paragraph 11.1(a) shall terminate all obligations of the parties hereto with respect to the Acquired Portfolio and Acquiring Portfolio affected by such termination and there shall be no liability for damages on the part of the Trust (or the Acquiring Portfolio), the Acquired Portfolio, or any of their trustees, officers or employees, to any other party or its trustees, directors, officers or employees.

12.  Amendments and Waivers

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Portfolio and the Trust; provided, however, that following the approval of this Agreement by shareholders with respect to the Acquired Portfolio, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Portfolio Shares to be issued to Participating Shareholders of Record, or otherwise materially and adversely affecting the Acquired Portfolio, without further approval by shareholders of the Acquired Portfolio in accordance with paragraph 8.1 hereof and the approval of the Boards of Trustees of the Acquired Portfolio and Trust (including the determinations required by Rule 17a-8(a) and the 1940
Act). The parties may not waive the opinion described in paragraph 8.5, and no waiver may materially and adversely affect the rights of the shareholders of the Acquired Portfolio without the approval by the shareholders of the Acquired Portfolio in accordance with paragraph
8.1 hereof.

13.  Notices

     Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid certified mail or overnight express courier, addressed as follows:

a. if to the Trust or the Acquiring Portfolio:
AmeriPrime Funds
Suite 200
1793 Kingswood Drive
Southlake, Texas 76092

               Attention:     Kenneth Trumpfheller

               with a copy to:
Brown, Cummins & Brown Co., L.P.A.
3500 Carew Tower
Cincinnati, Ohio  45202

     Attention:     Donald S. Mendelsohn

b. if to the Acquired Portfolio:
Lexington Convertible Securities Fund
Park 80 West/Plaza Two
Saddle Brook, New Jersey 07663

               Attention:  Lisa Curcio

               with copies to:
                    Kramer, Levin, Naftalis & Frankel
                    919 Third Avenue
                    NewYork, New York 10022

          Attention:  Elliott Cohan

or to such other person or address as the Acquired Portfolio or the Trust, respectively, shall furnish to the other in writing.

14.  Headings; Counterparts; Governing Law; Assignment; Limitation of
Liability

     14.1 The headings of Articles contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, paragraphs, subparagraphs or Schedules or Exhibits shall be construed as referring to the Articles, paragraphs and subparagraphs hereof, or Schedules or Exhibits hereto, respectively, except as is otherwise expressly provided. Whenever the terms hereto, hereunder, herein or hereof are used in the Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual paragraph, subparagraph or sentence.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the law of the State of Ohio, without reference to the conflict of laws provisions or principles of its laws.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquired Portfolio and the Trust hereunder shall not be binding upon any of the trustees, nominees, officers, agents or employees of the Acquired Portfolio or the Trust, personally, but shall bind only the assets and property of the Acquired Portfolio and the Trust as provided in their respective Declarations of Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above by their duly authorized representatives.

                              Lexington Convertible Securities Fund

ATTEST:                       By:_____________________________________
                              Name:  Richard B. Russell
By:_____________________________   Title:  President
Name:  Lisa Curcio
Title:  Secretary

                               AmeriPrime Funds,
                               for itself and on behalf of
                               Ariston Convertible Securities Fund

ATTEST:                       By:
                              ____________________________________
                              Name:  Kenneth D. Trumpfheller
By:______________________________  Title:  President
Name: Paul S. Bellany
Title: Secretary



                                  Exhibit B
                             MANAGEMENT AGREEMENT

TO:  Ariston Capital Management Corporation
     40 Lake Bellevue Drive, Suite 220
     Bellevue, Washington 98005

Dear Sirs:

     AmeriPrime Funds (the "Trust") herewith confirms our agreement with you.

     The Trust has been organized to engage in the business of an investment company. The Trust currently offers several series of shares to investors, one of which is Ariston Convertible Securities Fund (the "Fund").

     You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

     1.   ADVISORY SERVICES

          You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund's investment objectives and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

     2.   ALLOCATION OF CHARGES AND EXPENSES

          You will pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the"1940 Act"); and all other operating expenses not specifically assumed by the Fund.

          The Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) divided expense on securities sold short), fees and expenses of the non-interested person trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Expenses"). You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

     3.   COMPENSATION OF THE ADVISER

          For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of a) 2.25% of the average value of its daily net assets; minus (b) 12b-1 Expenses and fees and expenses of the non-interested person trustees.

          The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

     4.   EXECUTION OF PURCHASE AND SALE ORDERS

          In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

          You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

          Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

          Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

     5.   LIMITATION OF LIABILITY OF ADVISER

          You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

          Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

     6.   DURATION AND TERMINATION OF THIS AGREEMENT

          This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

          If the shareholders of the Fund fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

          This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

     7.   USE OF NAME

          The Trust and you acknowledge that all rights to the name "Ariston" or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust's right to the use of the name "Ariston" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "Ariston" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

     8.   AMENDMENT OF THIS AGREEMENT

          No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

     9.   LIMITATION OF LIABILITY TO TRUST PROPERTY

          The term "AmeriPrime Funds" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

     10.  SEVERABILITY

          In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

     11.  QUESTIONS OF INTERPRETATION

          (a) This Agreement shall be governed by the laws of the State of Ohio.

          (b) For the purpose of this Agreement, the terms "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

          (c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

     12.  NOTICES

          Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, and your address for this purpose shall be 40 Lake Bellevue Drive, Suite 220, Bellevue, Washington 98005.

     13.  COUNTERPARTS

          This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     14.  BINDING EFFECT

          Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

     15.  CAPTIONS

          The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                   Yours very truly,
ATTEST:

                                    AmeriPrime Funds
By:                                By:

Name/Title:                             Name/Title:

Dated:              , 1999

ACCEPTANCE

     The foregoing Agreement is hereby accepted.

ATTEST:

                                    Ariston Capital Management
Corporation
By:                                By:

Name/Title:                             Name/Title:

Dated:              , 1999




                                  Exhibit C
                     Ariston Convertible Securities Fund
                              Distribution Plan


     WHEREAS, The AmeriPrime Funds, an Ohio business trust (the
"Trust"), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest without par value (the "Shares"), which may be divided into one or more series of Shares ("Series"); and

     WHEREAS, the Trust currently offers several Series, one of which is the Ariston Convertible Securities Fund (the "Fund"); and

     WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Qualified Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

     NOW THEREFORE, the Trust hereby adopts this Plan for the Fund, subject to shareholder approval, in accordance with Rule 12b-1 under the 1940 Act, on the following terms and conditions:

     1. Distribution Activities. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities related to the distribution of Shares of the Fund, which activities may include, but are not limited to, the following:
(a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of Shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of Shares; (b) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that hold Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares or who render shareholder support services, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund;
(e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating this Plan. The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Shares, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

     2. Maximum Expenditures. The expenditures to be made by the Trust pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed in any fiscal year an amount calculated at the rate of 0.25% of the average daily net asset value of the Fund. The Trust may pay such distribution expenses directly or the Fund's investment adviser or distributor may pay such distribution expenses and obtain reimbursement from the Trust.

     3.   Term and Termination.
(a) This Plan shall become effective upon the commencement of the operations of the Fund.

          (b) Unless terminated as herein provided, this Plan shall continue in effect for one year from the effective date and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Trustees of the Trust and (ii) the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval.

          (c) This Plan may be terminated at any time by the vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. If this Plan is terminated, the Fund will not be required to make any payments for expenses incurred after the date of termination.

     4. Amendments. All material amendments to this Plan must be approved in the manner provided for annual renewal of this Plan in
Section 3(b) hereof. In addition, this Plan may not be amended to increase the amount of expenditures provided for in Section 2 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities of the Fund (as defined in the 1940
Act).

     5. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

     6. Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

     7. Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant Section 6 hereof, for a period of not less than six years from the date of this Plan, the agreements or such reports, as the case may be, the first two years in an easily accessible place.

     8. Limitation of Liability. A copy of the Agreement and Declaration of Trust of the Trust, as amended, is on file with the Secretary of the State of Ohio and notice is hereby given that this Plan is executed on behalf of the Trustees of the Trust as trustees and not individually and that the obligations of this instrument are not binding upon the Trustees, the shareholders of the Trust individually or the assets or property of any other series of the Trust, but are binding only upon the assets and property of the Fund.